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UNITED STATES SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2006
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663
(State or other Jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
105 Eisenhower Parkway, Roseland, New Jersey 07068
(Address of principal executive offices)
973-461-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
On May 22, 2006, The BISYS Group, Inc. (“BISYS”) issued a press release providing a business update. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference in its entirety.
BISYS also held a publicly available live webcast discussion of this business update. A replay of the webcast is available through the Company’s website at www.bisys.com. The prepared presentation materials are also available for viewing on the Company’s website.
The information furnished in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless and except as specifically incorporated therein.
Item 7.01. Regulation FD Disclosure.
See “Item 2.02. Results of Operations and Financial Condition” above.
Item 9.01. Financial Statements and Exhibits.
Exhibits:
99.1	Press Release, dated May 22, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.

	By:	/s/ Steven J. Kyono

Steven J. Kyono
Executive Vice President, General
Counsel and Secretary
Date: May 23, 2006

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